UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ____]

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CHEMBIO DIAGNOSTICS, INC.
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CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held June 3, 2009

The Annual Meeting of Stockholders of Chembio Diagnostics, Inc. will be held on June 3, 2009 at 10:00 am (local time) at Chembio, 3661 Horseblock Road, Medford, New York 11763, for the following purposes:

1.	To elect three directors to the Company’s Board of Directors;

2.
To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of Parente Randolph, LLC to serve as our certified independent accountants for the fiscal year ending December 31, 2009;

3.	To, in their discretion, vote upon an adjournment or postponement of the meeting; and

4.           To transact any other business that properly may come before the Annual Meeting.

Only the stockholders of record as shown on our transfer books at the close of business on April 9, 2009 are entitled to notice of, and to vote at, the Annual Meeting.  Our Annual Report for the fiscal year ended December 31, 2008 on Form 10-K is being provided to stockholders with this proxy statement.  The Annual Report is not part of the proxy soliciting material.

In accordance with rules and regulations recently adopted by the SEC, we are furnishing proxy materials to our stockholders of record by (i) mailing a printed copy of the proxy materials, and (ii) providing Internet access to the proxy materials.  Both stockholders of record who receive a printed copy of proxy materials and stockholders of record who receive a Notice of Internet Availability of Proxy Materials will be permitted to access our proxy materials on the Internet.  In addition, stockholders of record who receive a Notice of Internet Availability of Proxy Materials can receive a printed copy of the proxy materials by requesting this information from the Company.  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy via the Internet or in the accompanying envelope (which requires no postage if mailed in the United States), as applicable.  The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

All stockholders are extended a cordial invitation to attend the Annual Meeting.

By the Board of Directors

/s/ Lawrence A. Siebert
Medford, New York                                                                                  Lawrence A. Siebert
April 14, 2009                                                                                  President, Chief Executive Officer
and Chairman of the Board

PROXY STATEMENT

CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

ANNUAL MEETING OF STOCKHOLDERS
To be held June 3, 2009

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chembio Diagnostics, Inc., a Nevada corporation (referred to as the “Company” or “Chembio” or “we” or “us”), to be voted at the Annual Meeting of Stockholders to be held at 10:00 am (local time) on June 3, 2009 at Chembio, 3661 Horseblock Road, Medford, New York 11763, or at any adjournment or postponement of the Annual Meeting.  We anticipate that this proxy statement and the accompanying form of proxy will be first made available to stockholders on or about April 20, 2009.

In accordance with rules and regulations recently adopted by the SEC, we are furnishing proxy materials to our stockholders of record by (i) mailing a printed copy of the proxy materials, and (ii) providing Internet access to the proxy materials.  Both stockholders of record who receive a printed copy of proxy materials and stockholders of record who receive a Notice of Internet Availability of Proxy Materials will be permitted to access our proxy materials on the Internet.  In addition, stockholders of record who receive a Notice of Internet Availability of Proxy Materials can receive a printed copy of the proxy materials by requesting this information from the Company.  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

A stockholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary, by substituting a new proxy executed at a later date, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made on the Internet and through mailings.  However, following the initial solicitation, further solicitations may be made by telephone or oral communication with stockholders.  Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to provide access to the solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.  We will pay all expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material.

VOTING SECURITIES

The close of business on April 9, 2009 has been fixed as the record date for the determination of holders of record of the Company’s common stock, $0.01 par value per share, entitled to notice of and to vote at the Annual Meeting.  On the record date, 61,944,901 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.  A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

VOTING PROCEDURES

Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting, and you can ensure that your shares are voted at the meeting by submitting your proxy card on the Internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided.  If a quorum is present, unless a different number of votes is required by Nevada law or our Articles Of Incorporation, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of the items submitted to shareholders for their consideration, except for the election of our directors, for which a plurality of the votes cast is required.  Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes.  If a shareholder submits his or her proxy card and withholds authority to vote for any or all of the items, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.  Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this proxy statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On April 9, 2009, there were 61,944,901 shares of common stock issued and outstanding and eligible to be voted at the Annual Meeting.  The following table sets forth certain information regarding the beneficial ownership of our common stock by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and each of our “named executive officers” and all of our directors and executive officers as a group as of April 10, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Siebert, Lawrence (1) 3661 Horseblock Road Medford, NY 11763	6,933,615	11.11%
Esfandiari, Javan (2) 3661 Horseblock Road Medford, NY 11763	779,580	1.25%
Larkin, Richard (3) 3661 Horseblock Road Medford, NY 11763	267,672	0.43%
Ippolito, Tom (4) 3661 Horseblock Road Medford, NY 11763	65,000	0.10%
Bruce, Richard (5) 3661 Horseblock Road Medford, NY 11763	135,075	0.22%
Meller, Gary (6) 3661 Horseblock Road Medford, NY 11763	354,300	0.57%
Davis, Katherine L. (7) 3661 Horseblock Road Medford, NY 11763	75,650	0.12%
GROUP (8)	8,610,892	13.53%
Vicis Capital Master Fund 126 East 56th Street, Tower 56, Suite 700 New York, NY 10022	4,608,707	7.44%
Millenium 3 Opportunity Fund, LLC (9) 4 Becker Farm Road Roseland, NJ 07068	4,006,610	6.31%
Inverness Medical Innovations, Inc. 51 Sawyer Road, Suite 200 Waltham, MA 02453	5,367,840	8.67%
Crestview Capital Master, LLC 95 Revere Drive, Suite A Northbrook, IL 60062	18,907,432	30.52%

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.

The beneficial ownership percent in the table is calculated with respect to the number of outstanding shares (61,944,901) of the Company's common stock outstanding as of April 10, 2009.  Each stockholder's ownership is calculated as the number of shares of common stock owned plus the number of shares of common stock into which any preferred stock, warrants, options or other convertible securities owned by that stockholder can be converted within 60 days.

The term “named executive officer” refers to our principal executive officer, our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of 2008, and two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at the end of 2008.

(1)	Includes 495,000 shares issuable upon exercise of options exercisable within 60 days.
(2)	Includes 562,500 shares issuable upon exercise of options exercisable within 60 days and 2,007 shares issuable upon exercise of warrants.
(3)	Includes 212,500 shares issuable upon exercise of options exercisable within 60 days.
(4)	Includes 65,000 shares issuable upon exercise of options exercisable within 60 days.
(5)	Includes 140,000 shares issuable upon exercise of options exercisable within 60 days.
(6)
Includes 159,000 shares issuable upon exercise of options exercisable within 60 days.  Does not include 108,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.

(7)	Includes 75,650 shares issuable upon exercise of options exercisable within 60 days. Does not include 108,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(8)	Includes footnotes (1)-(8)
(9)	Includes 1,557,376 shares issuable upon exercise of warrants.

AVAILABLE INFORMATION

Copies of our Annual Report on Form 10-K are being furnished to each stockholder with this proxy statement, and are available on the internet pursuant to the instructions set forth in the attached “Notice Regarding the Availability of Proxy Materials.”  Upon written request, we will provide, without charge, a copy of our quarterly reports on Form 10-Q for the quarters ended September 30, 2008 and June 30, 2008 to any stockholder of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on April 9, 2009.  Any request for a copy of these reports should be mailed to the Secretary, Chembio Diagnostics, Inc., 3661 Horseblock Road, Medford, NY  11763.  Stockholders may also receive copies of these reports by accessing the Company’s website at www.chembio.com or by accessing the SEC’s website at www.sec.gov.

ITEM 1.  ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect three directors to serve as our Board of Directors.  Each director will be elected to hold office until the next annual meeting of stockholders and thereafter until his/her successor is elected and qualified.  The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  Cumulative voting is not permitted in the election of directors.  In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management’s nominees for directors.  Nominees Siebert, Meller and Davis currently serve as directors of the Company.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

The following table sets forth, with respect to each nominee for director, the nominee’s age, positions and offices with the Company, the expiration of the nominee’s term as a director and the year in which the nominee first became a director.  Individual background information concerning each of the nominees follows the table.  For additional information concerning the nominees, including stock ownership and compensation, see “Executive Compensation,” “Beneficial Ownership of the Company’s Equity Securities,” and “Certain Transactions With Management And Principal Stockholders.”

Name	Age	Position(s) and Office(s) with the Company	Expiration of Term of Director	Initial Date as Director

Lawrence A. Siebert	52	Chief Executive Officer, President and Chairman of the Board	2009 Annual Meeting	May 2004

Dr. Gary Meller	59	Director	2009 Annual Meeting	March 2005

Katherine L. Davis	52	Director	2009 Annual Meeting	May 2007

Lawrence A. Siebert (52), President, Chief Executive Officer and Director.  Mr. Siebert was appointed President of Chembio Diagnostics, Inc. and a member of our board of directors upon consummation of the merger.  Mr. Siebert has been Chairman of Chembio Diagnostic Systems Inc. for approximately thirteen years and its President since May 2002.  Mr. Siebert’s background is in private equity and venture capital investing.  From 1982 to 1991, Mr. Siebert was associated with Stanwich Partners, Inc., which during that period invested in middle market manufacturing and distribution companies.  From 1992 to 1999, Mr. Siebert was an investment consultant and business broker with Siebert Capital Corp. and Siebert Associates LLC, and was a principal investor in a privately held test and measurement company which was sold in 2002.  Mr. Siebert received a JD from Case Western Reserve University School of Law in 1981 and a BA with Distinction in Economics from the University of Connecticut in 1978.

Dr. Gary Meller (59), Director.  Dr. Meller was elected to our Board of Directors on March 15, 2005, and currently serves on the Company’s Audit, Compensation and Nominating and Corporate Governance Committees, including as Chairman of the Compensation Committee.  Dr. Meller has been the president of CommSense Inc., a healthcare business development company, since 2001.  CommSense Inc. works with clients in Europe, Asia, North America, and the Middle East on medical information technology, medical records, pharmaceutical product development and financing, health services operations and strategy, and new product and new market development.  From 1999 until 2001 Dr. Meller was the executive vice president, North America, of NextEd Ltd., a leading internet educational services company in the Asia Pacific region.  Dr. Meller also is a limited partner and a member of the Advisory Board of Crestview Capital Master LLC, which is our largest stockholder. Dr. Meller is a graduate of the University of New Mexico School of Medicine and has an MBA from the Harvard Business School.

Kathy Davis (52), Director.  Ms. Davis was elected to the Company’s Board of Directors in May 2007, and currently serves on the Company’s Audit, Compensation and Nominating And Corporate Governance Committees, including as Chairman of each of the Audit Committee and the Nominating And Corporate Governance Committee.  Ms. Davis is presently the owner of Davis Design Group LLC, a company that provides analytical and visual tools for public policy design.  Previously she served as the Chief Executive Officer of Global Access Point, a start up company with products for data transport, data processing, and data storage network and hub facilities.  From October 2003 to January 2005, Ms. Davis was Lieutenant Governor of the State of Indiana, and from January 2000 to October 2003 was Controller of the City of Indianapolis.  From 1989 to 2003, Ms. Davis held leadership positions with agencies and programs in the State of Indiana including State Budget Director, Secretary of Family & Social Services Administration, and Deputy Commissioner of Transportation. From 1982 to 1989 Ms. Davis held increasingly senior positions with Cummins Engine, where she managed purchasing, product cost, manufacturing, engineering, and assembly of certain engine product lines.  Ms. Davis also led the startup of and initial investments by a $50 million Indiana state technology fund, serves on the not-for-profit boards of Noble of Indiana, Indiana Museum of African American History, University of Evansville Institute of Global Enterprise, and Purdue College of Science Dean’s Leadership Council. She has a Masters of Business Administration from Harvard Business School and a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology.

Required Vote; Board Recommendation

The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  The Board of Directors unanimously recommends that the stockholders vote FOR the election of the three nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND EXECUTIVE OFFICERS

Other Executive Officers

The following table sets forth with respect to each other executive officer, the officer’s age, the officer’s positions and offices with the Company, the expiration of his term as an officer and the period during which he has served, either the Company or Chembio Diagnostic Systems Inc.

Name	Age	Position With Company	Initial Date as Officer

Richard J. Larkin	52	Chief Financial Officer	2003

Javan Esfandiari	42	Director of Research & Development	2004

Richard Bruce	55	Vice President, Operations	2004

Tom Ippolito	46	Vice President of Regulatory Affairs, Quality Assurance and Quality Control	2005

Richard J. Larkin (52), Chief Financial Officer.  Mr. Larkin was appointed as Chief Financial Officer of Chembio Diagnostics, Inc. upon consummation of the merger.  Mr. Larkin oversees our financial activities and information systems.  Mr. Larkin has been the Chief Financial Officer of Chembio Diagnostic Systems Inc. since September 2003.  Prior to joining Chembio Diagnostic Systems Inc., Mr. Larkin served as CFO at Visual Technology Group from May 2000 to September 2003, and also led their consultancy program that provided hands-on expertise in all aspects of financial service, including the initial assessment of client financial reporting requirements within an Enterprise Resource Planning (Manufacturing) environment through training and implementation.  Prior to joining VTG, he served as CFO at Protex International Corporation from May 1987 to January 2000.  Mr. Larkin holds a BBA in Accounting from Dowling College and is a member of the American Institute of Certified Public Accountants.

Javan Esfandiari (42), Executive VP of Research and Development.  Mr. Esfandiari joined Chembio Diagnostic Systems, Inc, in 2000.  Mr. Esfandiari co-founded, and became a co-owner of Sinovus Biotech AB where he served as Director of Research and Development concerning lateral flow technology until Chembio Diagnostic Systems Inc. acquired Sinovus Biotech AB in 2000.  From 1993 to 1997, Mr. Esfandiari was Director of Research and Development with On-Site Biotech/National Veterinary Institute, Uppsala, Sweden, which was working in collaboration with Sinovus Biotech AB on development of veterinary lateral flow technology.  Mr. Esfandiari received his B.Sc. in Clinical Chemistry and his M. Sc. in Molecular Biology from Lund University, Sweden.  He has published articles in various veterinary journals and has co-authored articles on tuberculosis serology with Dr. Lyashchenko.

Richard Bruce (55), Vice President, Operations. Mr. Bruce was hired in April 2000 as Director of Operations. He is responsible for manufacturing, maintenance, inventory, shipping, receiving, and warehouse operations.  Prior to joining Chembio Diagnostic Systems Inc., he held director level positions at Wyeth Laboratories from 1984 to 1993. From 1993 to 1998, he held various management positions in the Operations department at Biomerieux.  From 1998 to 2000, he held a management position at V.I. Technologies.  Mr. Bruce has over thirty years of operations management experience with Fortune 500 companies in the field of in-vitro diagnostics and blood fractionation.  Mr. Bruce received his BS in Management from National Louis University in 1997.

Tom Ippolito (46), VP of Regulatory Affairs, QA and QC.  Mr. Ippolito joined Chembio in June 2005. He has over twenty years experience with in vitro diagnostics for infectious diseases, protein therapeutics, vaccine development, Process Development, Regulatory Affairs and Quality Management. Over the years, Mr. Ippolito has held Vice President level positions at Biospecific Technologies, Corp. from 2000 - 2005, Director level positions in Quality Assurance, Quality Control, Process Development and Regulatory Affairs at United Biomedical, Inc. from 1987 - 2000. Mr. Ippolito is the Course Director for “drug development process” and “FDA Regulatory Process” for the BioScience Certificate Program at the New York State University of Stony Brook, a program he has been a part of since its inception in 2003.

Each of our officers serves at the pleasure of the Board of Directors.  There are no family relationships among our officers and directors.

Certain Transactions with Management and Principal Stockholders

The executive officers of the Company are as follows: Lawrence A. Siebert, president and chairman of the board of directors of the Company, Richard J. Larkin, chief financial officer of the Company, and Javan Esfandiari, executive vice president of Research and Development of the Company.

On February 15, 2008, the Compensation Committee approved the reduction of the exercise price to $0.48 per share of each employee stock option award issued under the 1999 Stock Option Plan for which the exercise price was greater than $0.48 per share.  As a result of this price reduction, the following number of employee stock options owned by the Company’s officers and directors at that time under the 1999 Stock Option Plan qualified for this price reduction: (i) Mr. Siebert: 170,000 options; (ii) Mr. Larkin: 87,500 options; (iii) Mr. Esfandiari: 532,500 options; (iv) Mr. Aromando: 100,000 options; (v) Mr. Ippolito: 15,000 options; (vi) Mr. Bruce: 90,000 options; (vii) Mr. Carus: 252,000 options; (viii) Dr. Meller: 252,000 options; and (ix) Ms. Davis: 180,000 options.

In addition, on February 15, 2008 the Compensation Committee granted, to certain of the Company’s existing officers at that time options to purchase the Company’s common stock under the 1999 Stock Option Plan as follows: (i) Mr. Siebert, 75,000 options; (ii) Mr. Larkin, 75,000 options; (iii) Mr. Esfandiari, 60,000 options; (iv) Mr. Bruce, 50,000 options; (v) Mr. Ippolito, 50,000 options; and (vi) Mr. Aromando, 25,000 options.  The exercise price for each of these options is $0.22 per share, which was the closing market price for the Company’s common stock on February 15, 2008.  The options vest on the date of the grant, and each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee’s employment with the Company or (b) the fifth anniversary of the date of grant.

Avi Pelossof, the Company’s Vice President of Sales and Marketing from May 5, 2004 to January 31, 2007, exercised 100,000 options in December 2006 at $0.60 per share, and another 50,000 options in January 2007 at $0.75 per share.

Robert Aromando was the Company’s Executive Vice President of Commercial Operations from May 2007 to August 2008.  In June 2007 in connection with his joining the Company, he was granted options to purchase 100,000 shares of common stock at an exercise price of $0.62 per share.  These options became exercisable one year from the date of grant.  As discussed above, on February 15, 2008, the exercise price for these options was reduced to $0.48.  Mr. Aromando left the employ of the Company in August 2008, and since then his options have expired.

Dr. Gary Meller, a non-employee director of the Company, currently serves as a limited partner and a member of the Advisory Board of Crestview Capital Master LLC, referred to herein as Crestview, which was the lead investor, investing $3 million, in our Series B Preferred Stock private placement in January 2005, and which subsequently invested an additional $1 million in our Series B Preferred Stock private placement in March 2006.  Crestview also invested $2 million in our Series C Preferred Stock private placement in September 2006.  Details of these transactions are set forth below. Crestview currently is the largest stockholder of the Company, with beneficial ownership of approximately 30.5 percent of our common stock.

As referred to above, in January 2005, for a purchase price of $3 million, Crestview acquired 60 shares of our Series B Preferred Stock, and warrants to purchase 4,672,130 shares of our common stock at a warrant exercise price of $0.61 per share.  As described below, in December 2007, these shares of Preferred Stock and warrants were exchanged for shares of the Company’s common stock.

In March 2006, for a purchase price of $1 million, Crestview acquired 20 shares of Series B Preferred Stock with warrants to purchase 1,557,377 shares of common stock at a warrant exercise price of $0.61 per share.  These shares were issued in connection with the Company’s January 2005 private placement as described herein.  In September 2006, for a purchase price of $2 million, we issued 40 shares of Series C Preferred Stock to Crestview together with warrants to purchase 625,000 shares of common stock at an exercise price of $1.00 per share.

In January 2007, because of comments from the staff of the SEC concerning the Company’s registration statement No. 333-138266 (the “Prospectus”), Crestview agreed to reduce the number of its shares of common stock covered by the Prospectus to 2,000,000.  Crestview also agreed to waive any penalties that the Company would otherwise owe Crestview because of the failure to register all of Crestview’s shares in the Prospectus.  In consideration for this waiver, the Company agreed that, upon request by Crestview, the Company will file one or more registration statements with the SEC in order to register the resale of other shares beneficially owned by Crestview.  The cost of any such registration statements shall be borne by the Company.

In addition to Crestview’s $2,000,000 investment in the Company’s September 2006 private placement of Series C Preferred Stock, the Company also received an investment of $2,000,000 on that date from Inverness Medical Innovations, Inc. (“Inverness”).  At that time, a Certificate of Designation for the Series C Preferred Stock was filed with the Secretary of State of Nevada reflecting the agreed upon conversion price of $0.85 per share of common stock.  This private placement of Series C Preferred Stock was completed on October 5, 2006, and it raised an aggregate of $8,150,000 (including the $2,000,000 invested by each of Crestview and Inverness).  During the period between September 29, 2006 and October 5, 2006, we requested the assistance of Crestview and others in identifying prospective investors for us.

On December 19, 2007 (the “Closing Date”), amendments to the governing documents for the Company’s Series A, Series B and Series C Convertible Preferred Stock (collectively, the “Preferred Stock”) and for certain warrants and options (collectively, the “Non-Employee Warrants”), not including options or warrants issued to employees or directors in their capacity as such (these actions collectively, the “Plan”), were approved by the Company and the requisite percentages of the holders of the Preferred Stock and of the Non-Employee Warrants.  Subsequent to these amendments, all shares of Preferred Stock were converted to common stock and certain of the Non-Employee Warrants were exercised, including the following: Mr. Siebert’s 38.74442 shares of Series A Preferred Stock were converted into 2,421,526 shares of common stock at $0.48 per share, his 1.08545 shares of Series B Preferred Stock were converted into 113,067 shares of common stock at $0.48 per share, and Mr. Siebert purchased 337,500 shares of common stock through the exercise of warrants at an exercise price of $0.40 per share, for a total of $135,000 in cash; Mr. Larkin converted ..50392 shares of his Series A Preferred Stock into 37,794 shares of common stock at $.40 per share, in addition he received 369 shares of common stock as payment of dividends on the series A preferred.  He also received 3,050 shares of common stock through the exercise of warrants at $.40 per share, or a total of $1,220 in cash; Inverness’ 40 shares of Series C Preferred Stock were converted into 4,166,666 shares of common stock, and Inverness exercised all of its Series C Warrants to purchase a total of 625,000 shares of common stock for an aggregate purchase price of $250,000; and Crestview’s 82.32274 shares of Series B Preferred Stock were converted into 10,290,342 shares of the Company’s common stock, Crestview’s 40 shares of Series C Preferred Stock were converted into 4,166,666 shares of common stock, Crestview exercised a portion of its Series B Warrants to purchase a total of 60,451 shares of common stock for an aggregate purchase price of $24,180.40, and Crestview exercised all of its Series C Warrants to purchase a total of 625,000 shares of common stock for an aggregate purchase price of $250,000.

In June 2008, pursuant to the Plan (see above), Mr. Siebert, exercised 2,205,731 warrants, on a cashless basis, into 332,940 shares of common stock, Mr. Larkin exercised 27,436 warrants, on a cashless basis, into 4,141 shares of common stock, and Crestview exercised 6,169,055 warrants, on a cashless basis, into 931,177 shares of common stock.

During the quarter ended December 31, 2008, Inverness notified the Company that Inverness had entered into a contract with Bio-Rad Laboratories, Inc. (“Bio-Rad”) for royalties on Bio-Rad’s patent for the detection of HIV-2 antibodies.  The agreement also provided for Inverness to pay past royalties.  The agreements between the Company and Inverness provide that the Company is to share in this expense and as such Inverness requested it be reimbursed for the Company’s share of past royalties.  The Company negotiated with Inverness that this liability is to be paid from future revenues over approximately the next 18 months.  In addition Inverness agreed to allow Chembio to pay its royalty obligation to Inverness on Chembio’s sales to third parties in the same way and over the same period.

Director Independence

Our common stock trades on the OTC Bulletin Board.  As such, we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of the board of directors be independent.

We are not currently subject to corporate governance standards defining the independence of our directors, and we have chosen to define an “independent” director in accordance with the NASDAQ Global Market's requirements for independent directors (NASDAQ Marketplace Rule 4200).  Under this definition, we have determined that Katherine L. Davis currently qualifies as independent director.  We do not list the “independent” definition we use on our Internet website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and beneficial owners of more than 10% of the Company’s common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  The Company believes that during the year ended December 31, 2008, each person who was an officer, director and beneficial owner of more than 10% of the Company’s common stock complied with all Section 16(a) filing requirements, except for the Form 4 for Former Director James D. Merselis, which was due on March 24, 2008, was filed on March 25, 2008.

Board of Directors and Committees

The Board of Directors held six meetings during the fiscal year ended December 31, 2008 and each director participated in at least 75% of those meetings and meetings of the committees on which he/she served.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of stockholders, the Company encourages each director to attend.  None of the members of the Board of Directors were present at last year’s annual meeting.

The Company’s Audit Committee met four times in 2008 and currently consists of Katherine L. Davis (Chairperson) and Dr. Gary Meller.  The Board of Directors has determined that Ms. Davis is an “audit committee financial expert,” as defined under the rules of the SEC.  Each of the members of the Audit Committee is “independent” as that term is defined in Rule 4200(a)(15) of the Nasdaq Stock Market.  This committee oversees, reviews, acts on and reports to our Board of Directors on various auditing and accounting matters including:  the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, and the performance of our independent accountants.  A copy of the committee’s charter is available on the Company’s website at www.chembio.com.

The Company’s Compensation Committee met once in 2008 and currently consists of Dr. Gary Meller (Chairperson) and Katherine L. Davis.  Each of the committee’s members is “independent” as that term is defined in Rule 4200(a)(15) of the Nasdaq Stock Market.  The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and employees.  The Compensation Committee also administers our incentive compensation plan.  The Compensation Committee’s charter is available on the Company’s website at www.chembio.com.  The Compensation Committee does not currently delegate its authority to any other party, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation.  Executive officers do not play a role in the determination or recommendation of the form or amount of any executive compensation paid.

The Company’s Nominating and Corporate Governance committee met once in 2008 and currently consists of Katherine L. Davis (Chairperson) and Dr. Gary Meller.  Each of the committee’s members is “independent” as that term is defined in Rule 4200(a)(15) of the Nasdaq Stock Market.  The committee (i) identifies individuals qualified to become members of the Board of Directors, (ii) recommends director candidates to the Company’s Board of Directors, (iii) develops, updates as necessary, and recommends to the Company’s Board of Directors corporate governance principles and policies, and (iv) monitors compliance with such principles and policies.  The committee’s charter is available on the Company’s website at www.chembio.com.  All the nominees for director included in this proxy statement were recommended by the Nominating Committee, which is comprised entirely of non-management directors.

To be considered for nomination by the Board at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote.  Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company’s principal business address, not less than 60 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected.  Each notice of nomination of directors by a stockholder shall set forth the nominee’s name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company’s common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder.

Stockholders wishing to send communications to the Board may contact Lawrence Siebert, our CEO, President and Chairman, at the Company’s principal executive office address.  All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.

Audit Committee Report

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of such Acts.

The Audit Committee oversees the Company’s financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the unaudited financial statements included in the Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2008.

The committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditors with the committee under Statement on Auditing Standard No. 61, as amended.  In addition, the committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1.  The committee considered whether the auditors’ providing services on behalf of the Company other than audit services is compatible with maintaining the auditors’ independence.

The committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits.  The committee will meet with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee approved inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

The Audit Committee

Katherine Davis (Chairperson)
Dr. Gary Meller

March 18, 2009

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer, our two most highly compensated executive officers other than our principal executive officer whose annual compensation exceeded $100,000, and two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2008.

Name / Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Option Awards[3] ($)	Stock Awards ($)	All Other Compensation[5] ($)	Total ($)
Lawrence A. Siebert[4]	2008	$265,000	$26,000	$36,695	$-	$8,267	$335,962
CEO	2007	243,135	26,000	-	-	9,314	278,448

Richard J. Larkin	2008	$163,076	$15,000	$12,193	$-	$1,781	$192,050
CFO	2007	153,654	15,000	-	-	1,304	169,958

Javan Esfandiari	2008	$215,692	$16,000	$45,297	$28,702	$5,872	$311,564
VP-R&D	2007	171,192	21,000	99,993	89,850	5,510	387,546

Tom Ippolito	2008	$173,631	$12,000	$8,129	$-	$1,708	$195,467
VP-Regulatory	2007	152,481	12,000		-	381	164,862

Richard Bruce	2008	$151,923	$12,000	$8,129	$-	$933	$172,984
VP-Operations	2007	140,654	12,000		-	990	153,644

1 Salary is total base salary.
2 Any bonus earned was paid on a discretionary basis.
3 The estimated fair value of any option or common stock granted was determined at the date of grant by using the Black-Scholes option pricing model.
4 Mr. Siebert also serves as a director on the Company’s board of directors.  Mr. Siebert does not receive any compensation for this director role.
5 Other compensation includes an employer match to 401(K) contributions and a car allowances where applicable.

Employment Agreements

Mr. Siebert.  On June 3, 2008, the Company’s Board of Directors approved the Company’s extension of the June 15, 2006 employment agreement (the “Employment Agreement”) with Lawrence A. Siebert, the Company’s President and Chief Executive Officer, for an additional one-year term, effective May 11, 2008.  On June 15, 2006, Mr. Siebert and the Company entered into an Employment Agreement, effective May 10, 2006, which was to terminate on May 10, 2008.  Pursuant to the Employment Agreement, Mr. Siebert serves as the President and Chief Executive Officer of the Company and received an initial salary of $240,000 per year, which had been increased to $265,000 per year until Mr. Siebert agreed to a 15 percent reduction, to $225,000, effective January 19, 2009.  Mr. Siebert also is eligible for a bonus of up to 50% of his salary, consisting of (i) a bonus of up to 25% of his salary that is at the complete discretion and determination of the board of directors, and (ii) a bonus of up to an additional 25% of his salary that will be determined based upon revenue and earnings performance criteria established each year by the board of directors.  Mr. Siebert is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Siebert’s employment agreement.  If Mr. Siebert’s Employment Agreement is terminated by the Company without cause, or if Mr. Siebert terminates his Employment Agreement for a reasonable basis, including within 12 months of a change in control, the Company is required to pay as severance Mr. Siebert’s salary for six months.  Mr. Siebert has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company’s business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.  The terms of the extended May 1, 2008 Employment Agreement are identical to the June 15, 2006 Employment Agreement, except that under the extended Employment Agreement, Mr. Siebert received additional consideration in the form of incentive stock options to purchase 250,000 shares of the Company’s common stock exercisable at $0.13 per share, which was the closing price of the Company's common stock on June 3, 2008, the date on which the agreement was entered into.  The incentive stock options are immediately exercisable and they expire on June 3, 2013.

Mr. Esfandiari. The Company entered into an employment agreement dated April 23, 2007, and to be effective March 5, 2007 (the "Employment Agreement"), with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years.  Mr. Esfandiari's salary under the Employment Agreement is $185,000 for the first year, $210,000 for the second year, and $235,000 for the final year.  Mr. Esfandiari is eligible for a cash bonus of up to 50% of his base salary for each respective year, consisting of (i) a cash bonus of up to 37.5% of his calendar year base salary based on the performance of the Company's Dual Path Platform Technology, which is directly related to certain annual revenue targets budgeted by management of the Company, and (ii) a cash bonus of up to 12.5% of his calendar year base salary that is at the complete discretion and determination of the board of directors.  The Company also granted Mr. Esfandiari a stock grant of 200,000 shares of the Company's common stock. 100,000 shares vested when the employment agreement was executed, 50,000 shares vested on the first anniversary date of the Employment Agreement, and 50,000 shares vested on the second anniversary of the Employment Agreement. In addition, although none were granted, the Employment Agreement provided that Mr. Esfandiari could have been granted up to 50,000 shares of the Company's common stock for 2007 and 2008 based upon the performance of the Company's Dual Path Platform Technology, which is directly related to certain annual revenue targets budgeted by management of the Company.  Pursuant to the Company's 1999 Stock Option Plan, the Company also granted Mr. Esfandiari incentive stock options to purchase 300,000 shares of the Company's common stock. The price per share of these options is equal to the fair market value of the Company's common stock on April 23, 2007, which is the date on which the Agreement was entered into. 100,000 shares of the stock options vested when the employment agreement was executed, 100,000 shares of the stock options vested on the first anniversary of the Employment Agreement, and 100,000 shares of the stock options vested on the second anniversary of the Employment Agreement.  Mr. Esfandiari is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company’s executives during the term of Mr. Esfandiari’s employment agreement.  If Mr. Esfandiari’s employment agreement is terminated by the Company without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, as defined in the Employment Agreement including within 12 months of a change in control, the Company is required to pay as severance Mr. Esfandiari’s salary for twelve months.

Neither Mr. Larkin, Mr. Ippolito nor Mr. Bruce has an employment contract with the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2008
Name	Number of Securities Underlying Unexcercised Options Excerciseable (#)	Number of Securities Underlying Unexcercised Options Unexcersable (#)	Option Exercise Price ($)	Option Expiration Date	Option Vesting Date	Number of Shares of Stock That Have Not Vest (#)	Market Value of Shares of Stock That Have Not Vested ($)	Foot- note
Lawrence A. Siebert	250,000		0.13	6/3/2013	6/3/2008			5
	75,000		0.22	2/15/2013	2/15/2008			1
	10,000		0.48	12/31/2008	4/17/2006			3, 4
	10,000		0.48	5/4/2011	4/17/2006			3, 4
	50,000		0.48	5/28/2011	4/17/2006			2, 4
	50,000		0.48	5/28/2011	1/1/2007			2, 4
	50,000		0.48	5/4/2011	5/5/2004			3, 4

Richard J. Larkin	75,000		0.22	2/15/2013	2/15/2008			1
	25,000		0.48	5/17/2010	4/17/2006			3, 4
	25,000		0.48	5/17/2010	1/1/2007			3, 4
	18,750		0.48	3/24/2011	3/24/2006			3, 4
	18,750		0.48	3/24/2011	1/1/2007			3, 4
	50,000		0.45	9/15/2010	5/5/2004			3

Javan Esfandiari	60,000		0.22	2/15/2013	2/15/2008			1
	5,000		0.48	12/31/2008	4/17/2006			3, 4
	25,000		0.48	5/17/2010	4/17/2006			3, 4
	25,000		0.48	5/17/2010	1/1/2007			3, 4
	18,750		0.48	3/24/2011	3/24/2006			3, 4
	18,750		0.48	3/24/2011	1/1/2007			3, 4
	5,000		0.48	5/4/2011	4/17/2006			3, 4
	25,000		0.48	5/28/2011	4/17/2006			2, 4
	25,000		0.48	5/28/2011	4/17/2006			2, 4
	25,000		0.48	5/28/2011	5/28/2007			2, 4
	30,000		0.48	5/4/2011	5/5/2004			3, 4
	100,000		0.48	4/23/2012	4/23/2007			2, 4
	100,000		0.48	4/23/2012	3/5/2008			2, 4
		100,000	0.48	4/23/2012	3/5/2009			2, 4
						50,000	5,500	5

Tom Ippolito	50,000		0.22	2/15/2013	2/15/2008			1
	15,000		0.48	3/24/2011	3/24/2006			3, 4

Richard Bruce	50,000		0.22	2/15/2013	2/15/2008			1
	5,000		0.48	12/31/2008	4/17/2006			3, 4
	12,500		0.48	5/17/2010	4/17/2006			3, 4
	12,500		0.48	5/17/2010	1/1/2007			3, 4
	12,500		0.48	3/24/2011	3/24/2006			3, 4
	12,500		0.48	3/24/2011	1/1/2007			3, 4
	5,000		0.48	5/4/2011	4/17/2006			3, 4
	10,000		0.48	5/4/2011	5/5/2004			3, 4
	20,000		0.48	5/4/2011	5/5/2004			3, 4

1 These options were issued during 2008 as part of the Company’s 1999 Stock Option Plan.
 2 Stock/Options issued in connection with an employment contract and under the 1999 Stock Incentive Plan.
3 All other options shown were issued prior to 2008 as part of the Company's 1999 Stock Option Plan.
4 On February 15, 2008, the Company’s Compensation Committee approved the reduction of the exercise price to $0.48 per share of each employee stock option award issued under the 1999 Stock Option Plan for which the exercise price was greater than $0.48 per share.
5 Options issued in connection with an employment contract and under the 2008 Stock Incentive Plan.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) [1]	Option Awards ($) [2]	Total ($)
Katherine L. Davis	$25,750	$22,987	$48,737

Gary Meller	24,250	23,316	47,566

James D. Merselis	20,500	7,816	28,316

Al Carus	14,750	23,635	38,385

1 Fees earned or paid in cash represents an annual retainer and fees for meeting expenses: (a) Mr. Carus received $9,000 in an annual retainer for the portion of the year that he served as a member of the board of directors, a $1,250 annual retainer as audit committee chairman and $4,500 in meeting fees paid during 2008; (b) Mr. Merselis received an $18,000  annual retainer as a member of the board of directors, and $2,500 in meeting fees paid during 2008; (c) Dr. Meller received an $18,000 annual retainer as a member of the board of directors, and $6,250 in meeting fees; (d) Ms. Davis received an $18,000 annual retainer as a member of the board of directors, a  $1,250 retainer as audit committee chairman and $6,500 in meeting fees.
2 Each outside member of the board of directors is granted an option to purchase 180,000 shares of the company’s common stock with an exercise price equal to the market price on the date of the grant as part of their annual compensation. One-fifth of these options are exercisable on the date of grant, one-fifth become exercisable on the first anniversary of the date of grant, and additional one-fifths become exercisable on the second through fourth anniversary of the date of grant.  The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.
3 Mr. Merselis resigned from our Board of Directors on February 9, 2009.
4 Mr. Carus resigned from our Board of Directors on July 20, 2008.

Director Compensation

All non-employee directors are paid an $18,000 annual retainer, semi-annually, and once every five years stock options to acquire 180,000 shares of the Company's common stock, with an exercise price equal to the market price on the date of the grant.  Stock options to acquire 36,000 shares become exercisable on the date of grant, and options to acquire an additional 36,000 shares become exercisable on the date of each of the four succeeding annual meetings of stockholders if and to the extent that the non-employee director is reelected as a director at each such annual meeting.  If a person becomes a member of the Board at a time other than at an annual meeting, then that person is granted options to purchase that number of shares of common stock that is the same percentage of 36,000 that the number of days remaining until the one-year anniversary of the most recent annual meeting of stockholders is of 365.  The audit committee chairman is paid an annual retainer of $2,500, paid semi-annually.  In addition, the non-employee directors are paid $1,000 in cash for each board of directors' meeting attended, and paid $500 in cash for each telephonic board of directors meeting.  The non-employee directors who are members of a committee of the board of directors are paid $500 in cash for each committee meeting attended, or $750 in cash for each committee meeting attended if that non-employee director is the committee chairman.  The Company and the Board of Directors may change the compensation paid to the members of the Board at any time.

ITEM 2.  PROPOSAL TO RATIFY THE SELECTION OF PARENTE RANDOLPH, LLC

AS CERTIFIED INDEPENDENT ACCOUNTANTS

As disclosed in the Company's Amendment No. 2 to Form 8-K/A filed with the SEC on March 3, 2009, the practice of Lazar Levine & Felix LLP (“Lazar”) was acquired on February 15, 2009 by Parente Randolph, LLC (“Parente”) in a transaction pursuant to which Lazar merged its operations into Parente and certain of the professional staff and partners of Lazar joined Parente either as employees or principals of Parente.  On February 19, 2009, as a result of this transaction, Lazar resigned from its role as principal auditor of the Company’s financial statements.  The Company, through and with the approval of the Audit Committee of the Company’s Board of Directors, engaged Parente of New York, New York as its independent registered public accounting firm to serve as the Company's certified independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2008.

Lazar’s reports regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through February 19, 2009, the date of resignation, there were no disagreements with Lazar on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lazar would have caused it to make reference to such disagreement in its reports.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through February 19, 2009, the date of engagement, the Company did not consult with Parente regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinions that might be rendered by Parente on the Company’s financial statements.  Parente did not provide the Company a written report or any oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

In addition, during the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through February 19, 2009, the date of engagement, the Company did not consult with Parente on any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in Item304(a)(1)(v) of Regulation S-K).  As such none of the required disclosures under Item 304(a)(2)(ii) apply.

It is expected that one or more representatives of Parente will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

All fees discussed below were paid to Lazar Levine & Felix LLP.  Remaining fees for the December 31, 2008 audit will be paid in 2009 to Parente Randolph, LLC.  In February 2009, Lazar Levine & Felix LLP merged its practice into Parente Randolph, LLC.

Audit Fees

For the years ended December 31, 2008 and 2007, the Company’s independent accounting firm billed the Company $136,000 and $119,000, respectively, for fees for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q and 10-K.

Audit-Related Fees

For the years ended December 31, 2008 and 2007, the independent accounting firm, did not provide the Company with any assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported above under “Audit Fees.”

Tax Fees

For the years ended December 31, 2008 and 2007, the independent accounting firm billed the Company $13,500 and $10,000, respectively, for professional services for tax compliance, tax advice and tax planning.

All Other Fees

For the years ended December 31, 2008 and 2007, the independent accounting firm billed the Company $2,500 and $8,500 for fees associated with the preparation and filing of the Company’s registration statements, responses to SEC comment letters and other related matters.

Audit Committee Pre-Approval Policies

The Audit Committee approves in advance all audit and non-audit services performed by the independent accounting firm.  There are no other specific policies or procedures relating to the pre-approval of services performed by the independent accounting firm.

Required Vote; Board Recommendation

An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to ratify the selection of auditors.  There is no legal requirement for submitting this proposal to the stockholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification.  Whether the proposal is approved or defeated, the Board may reconsider its selection of Parente.

The Board of Directors unanimously recommends that the stockholders vote FOR ratifying the selection of the certified public accounting firm of Parente Randolph, LLC to serve as the Company’s certified independent accountants for the fiscal year ending December 31, 2009 or until the Board of Directors, in its discretion, replaces them.

RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2009 fiscal year, proposals by individual stockholders must be received by us no later than December 18, 2009.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2009 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 2, 2010.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting.  Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

* * * * *
This Notice and Proxy statement are sent by order of the Board of Directors.

Dated:  April 14, 2009                                                                /s/ Lawrence A. Siebert
Lawrence A. Siebert, President, Chief Executive Officer
  and Chairman of the Board

* * * * *

PROXY PROXY

CHEMBIO DIAGNOSTICS, INC.
For the Annual Meeting of Stockholders on June 3, 2009
Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lawrence A. Siebert, Richard Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Chembio Diagnostics, Inc. (the “Corporation”) to be held at 10:00 a.m. (local time) on June 3, 2009, at Chembio, 3661 Horseblock Road, Medford, New York 11763, or any adjournments thereof, on the following matters:

                    [X] Please mark votes as in this example.

1.   To elect the following three directors:

Nominees: Katherine L. Davis, Dr. Gary Meller and Lawrence A. Siebert.

FOR ALL NOMINEES [ ]

WITHHELD AUTHORITY FOR ALL NOMINEES [ ]

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]

2.  To ratify the selection of Parente Randolph, LLC as the Corporation’s certified independent accountants.

[ ] FOR                   [ ] AGAINST                                                                                  [ ] ABSTAIN

3. In their discretion, to vote upon an adjournment or postponement of the meeting.

[ ] YES                   [ ] NO                                                                                  [ ] ABSTAIN

4. In their discretion, to vote upon such other business as may properly come before the meeting.

[ ] YES                   [ ] NO                                                                                  [ ] ABSTAIN

(Continued and to be signed on the reverse side)

PC-1

Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3 and 4.  This proxy is solicited on behalf of the Board of Directors of Chembio Diagnostics, Inc.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW           [ ]

Number of voting shares:

Dated:              ____________________________________

Signature:                            ____________________________________

Signature:                            ____________________________________

Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed.  When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well.  If stock is held jointly, each join owner should sign.)

PC-2